                                                             EXHIBIT 99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the MassMutual Institutional Funds (the "Trust") on Form N-CSR for the period ending
October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Date:  12/21/04              /s/ Frederick C. Castellani
      ----------------      ---------------------------------------------
                             Frederick C. Castellani
                             President and Principal Executive Officer


This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C.
Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the MassMutual Institutional Funds (the "Trust") on Form N-CSR for the period ending
October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Date:  12/21/04              /s/ James S. Collins
      ----------------      ---------------------------------------------
                             James S. Collins
                             Treasurer and Principal Financial Officer


This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C.
Section 1350 and is not being filed as part of the Form N-CSR with the Commission.